UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – December 10, 2007

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

On, December 10, 2007, Columbia Laboratories, Inc. (the “Registrant”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”) who were primarily responsible for overseeing the audit by GGK of the Registrant’s financial statements have become partners of McGladrey & Pullen, LLP pursuant to a limited asset purchase agreement and that GGK resigned as the independent registered public accounting firm for the Registrant.  McGladrey & Pullen, LLP was appointed as the Registrant’s new independent registered public accounting firm.

The audit reports of GGK on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2006 and 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the Registrant’s board of directors.

During the Registrant’s two most recent fiscal years ended December 31, 2006 and 2005, and through the date of this Current Report on Form 8-K, the Registrant did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Registrant’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Registrant that McGladrey & Pullen, LLP concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Registrant's consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005, and through the date of this Current Report on Form 8-K, there were: (i) no disagreements between the Registrant and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Registrant's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it together with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Registrant's statements in this Item 4.01. A copy of the letter dated December 12, 2007 furnished by GGK in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
16.1	Letter dated December 12, 2007, from Goldstein Golub Kessler LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2007

COLUMBIA LABORATORIES, INC.
By: /S/ James A. Meer James A. Meer Senior Vice President, Chief Financial Officer
& Treasurer

                                                                                               Exhibit Index

Exhibit No.	Description
16.1	Letter dated December 12, 2007, from Goldstein Golub Kessler LLP to the Securities and Exchange Commission